SUPPLEMENT DATED FEBRUARY 26, 2010
TO

PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Effective April 30, 2010, each portfolio of the AIM Variable Insurance Funds will change their name as follows:

Current Name	New Name

AIM V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund	Invesco V.I. Core Equity Fund
AIM V.I. Dynamics Fund	Invesco V.I. Dynamics Fund
AIM V.I. International Growth Fund	Invesco V.I. International Growth Fund
AIM V.I. Small Cap Equity Fund	Invesco V.I. Small Cap Equity Fund

The name of AIM Variable Insurance Funds will also be changing to: AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Please retain this supplement with your prospectus for future reference.

Accolade (NY) 2/10